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                                                                  EXHIBIT 10.133


                 AMENDMENT NO. 1 TO SALE AND PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 TO SALE AND PURCHASE AGREEMENT (the "Amendment") is made as of April 5, 2000 (the "Agreement"), by and between NUVELL CREDIT CORPORATION, a Delaware corporation (the "Purchaser"), and NATIONAL FINANCIAL AUTO FUNDING TRUST II, a Delaware business trust (the "Seller"), and NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("NAFI").

         WHEREAS, the Seller and the Purchaser have entered into that certain Sale and Purchase Agreement dated as of March 30, 2000 (the "Sale Agreement"), pursuant to which the Seller has agreed to sell, and the Purchaser has agreed to purchase, the Contracts, as defined in the Sale Agreement; and

         WHEREAS, the Seller and the Purchaser now desire to amend the Sale Agreement, in the manner and to the extent stated herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1.  Definitions.

         Each capitalized term in this Agreement shall have the meaning ascribed to it set forth in the Sale Agreement, unless otherwise stated in this
Amendment:

         Section 2.  Amendments to Agreement.

         (a) Section 2.4 of the Sale Agreement is hereby amended by inserting the following paragraph as subsection (a) of Section 2.4 and designating the paragraph in Section 2.4 of the Sale Agreement as executed and delivered on March 30, 2000 as subsection (b):

                  On April 5, 2000, the initial Closing Date, Purchaser shall pay the aggregate Purchase Price of $_________ to: (i) First Union National Bank, by wire transfer of immediately available funds to First Union National Bank, ABA No: 053-000-219, Acct No: 145916-0000192 Acct
         Type: General Ledger, Acct Name: Asset Securitization Division
         Attention: Sherry McInturf, Re: NAFCO, Inc., an amount equal to $44,239,706.14 and (ii) the remainder of $___________ to Seller or the Seller's designee, by wire transfer of immediately available funds to an account specified by Seller.

         (b) Subsection (b) of Section 2.4 is hereby amended in its entirety to read as follows:


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                  On each Closing Date subsequent to the initial Closing Date,
         Purchaser shall pay to Seller, by wire transfer of immediately available funds to an account specified by Seller, an amount equal to the aggregate Purchase Price for the Contracts purchased by the Purchaser on such Closing Date.

         (c) The Sale Agreement is hereby further amended by inserting the following paragraph as Section 5.13:

                  NO PETITION. Notwithstanding any prior termination of this Agreement, the Purchaser agrees that it shall not, for a period of one year and one day following the initial Closing Date, acquiesce, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller. First Union National Bank shall be a third party beneficiary of this Section 5.13.

         Section 3.  Governing Law.

         This Amendment shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of law.

         Section 4.  Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

         Section 5.  Effectiveness of Agreement.

         Except as expressly amended by the terms of this Amendment, all terms and conditions of the Sale Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, Seller, Guarantor and Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        NUVELL CREDIT CORPORATION,
                                        as Purchaser


                                        By: /s/ DANIEL E. STAUB
                                           -------------------------------------
                                               Daniel E. Staub
                                        Title:  Executive Vice President


                                        NATIONAL FINANCIAL AUTO FUNDING
                                        TRUST II
                                        as Seller


                                        By: /s/ AUTHORIZED SIGNATURE
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        NATIONAL AUTO FINANCE COMPANY, INC.,
                                        as Guarantor


                                        By: /s/ AUTHORIZED SIGNATURE
                                           -------------------------------------

                                        Title:
                                              ----------------------------------